John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on May 1, 2024, and payable on May 31, 2024. No action is required on your part.

Distribution Period:	May 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable May 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 05/1/2024-05/31/2024		11/1/2023-05/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1317	95%	0.6155	64%
Net Realized Short-
Term Capital Gains	0.0063	5%	0.1572	16%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.1933	20%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.9660	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2024				4.16%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2024				7.63%
Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2024				19.14%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April
30, 2024				4.45%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on June 3, 2024, and payable on June 28, 2024. No action is required on your part.

Distribution Period:	June 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable June 28, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 06/1/2024-06/30/2024		11/1/2023-06/30/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0899	65%	0.6876	62%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.1377	12%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.2270	21%
Return of Capital or
Other Capital Source	0.0481	35%	0.0517	5%
Total per common share	0.1380	100%	1.1040	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2024				5.65%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2024				7.25%
Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2024				26.23%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2024				4.83%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on July 1, 2024, and payable on July 31, 2024. No action is required on your part.

Distribution Period:	July 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable July 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 07/1/2024-07/31/2024		11/1/2023-07/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0287	21%	0.7131	58%
Net Realized Short-
Term Capital Gains	0.0093	7%	0.1536	12%
Net Realized Long-
Term Capital Gains	0.0540	39%	0.3240	26%
Return of Capital or
Other Capital Source	0.0459	33%	0.0513	4%
Total per common share	0.1380	100%	1.2420	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2024				4.39%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2024				7.51%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2024				22.69%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2024				5.63%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on August 1, 2024, and payable on August 30, 2024. No action is required on your part.

Distribution Period:	August 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable August 30, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 08/1/2024-08/31/2024		11/1/2023-08/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1250	91%	0.8373	61%
Net Realized Short-
Term Capital Gains	0.0130	9%	0.1831	13%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.3596	26%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	1.3800	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2024				5.60%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2024				7.08%
Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2024				30.87%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2024				5.90%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on September 3, 2024, and payable on September 30, 2024. No action is required on your part.

Distribution Period:	September 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable September 30, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 09/1/2024-09/30/2024		11/1/2023-09/30/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1038	75%	0.9302	61%
Net Realized Short-
Term Capital Gains	0.0342	25%	0.2384	16%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.3494	23%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	1.5180	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2024				6.14%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2024				6.89%
Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2024				35.48%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2024				6.31%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on October 1, 2024, and payable on October 31, 2024. No action is required on your part.

Distribution Period:	October 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable October 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 10/1/2024-10/31/2024		11/1/2023-10/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0346	25%	0.9627	58%
Net Realized Short-
Term Capital Gains	0.0068	5%	0.2620	16%
Net Realized Long-
Term Capital Gains	0.0076	6%	0.4313	26%
Return of Capital or
Other Capital Source	0.0890	64%	0.0000	0%
Total per common share	0.1380	100%	1.6560	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2024				6.27%
Annualized current distribution rate expressed as a percentage of NAV as of September 30,
2024				6.61%
Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2024				41.89%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2024				6.61%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.